UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2022
CLEAR SECURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 17th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)
(646) 723-1404
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	The New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securityholders.

On June 14, 2022, Clear Secure, Inc. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Second Amended and Restated Certificate of Incorporation, holders of Class A common stock, $0.00001 par value per share (“Class A Common Stock”) and Class C common stock, $0.00001 par value per share (“Class C Common Stock”) have one vote per share, and holders of Class B common stock, $0.00001 par value per share (“Class B Common Stock”) and Class D common stock, $0.00001 par value per share (“Class D Common Stock,” and, collectively with the Class A Common Stock, Class B Common Stock and Class C Common Stock, the “Common Stock”) have twenty votes per share. The proposals are described in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2022. The final results for the votes regarding each proposal are set forth below.

1.The Company’s holders of Common Stock, voting together as a single class, elected seven directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Caryn Seidman-Becker	623,710,065	97,581	3,995,979
Kenneth Cornick	623,725,647	81,999	3,995,979
Michael Z. Barkin	623,764,024	43,622	3,995,979
Jeffery H. Boyd	622,945,813	861,833	3,995,979
Tomago Collins	623,562,290	245,356	3,995,979
Kathryn Hollister	623,712,284	95,362	3,995,979
Adam Wiener	623,508,749	298,897	3,995,979

2.     The Company’s holders of Common Stock, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2022 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
627,778,465	12,832	12,328	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	June 14, 2022	By:	/s/ Matthew Levine
Name: Matthew Levine
Title: General Counsel, Chief Privacy Officer and Secretary